UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 6, 2011
Date of Report (Date of earliest event reported)
ZUNICOM, INC.
(Exact name of registrant as specified in its charter)

Texas	0-27210	75-2408297

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4315 West Lovers Lane Dallas, Texas	75209

(Address of principal executive offices)	(Zip Code)
(214) 352-8674
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4.01 Changes in Registrant's Certifying Accountant
9.01 Financial Statements and Exhibits
Signatures
EX-16.1 Letter regarding change of certifying accountant

Item 4.01        Changes in Registrant’s Certifying Accountant.

            On April 6, 2011, the Board of Directors of the Company passed a resolution changing the Company’s independent registered public accounting firm from Meyers Norris Penny LLP of Toronto, Canada to Holtz Rubenstein Reminick LLP located in New York, NY. The Company’s operations conducted through its wholly owned subsidiary, AlphaNet Hospitality Systems, Inc., (now doing business as Action Computer) were based in Toronto, Canada, but are now conducted in the New York City metropolitan area and Southern Connecticut. Meyers Norris Penny LLP is located in Toronto, Canada. Holtz Rubenstein Reminick LLP is located in New York, New York. In deciding to change accountants, the Board concluded that having an accounting firm in the same New York City metropolitan area as its principal operations will save the Company accounting fees and expenses.

            Meyers Norris Penny LLP issued its report on the Company’s financial statements for the Company’s 2010 and 2009 fiscal years. Neither report contained an adverse opinion nor disclaimer of opinion or was modified as to audit scope or accounting principles. The Company did not have any disagreement with Meyers Norris Penny LLP.

            During the Company's two most recent fiscal years (ended December 31, 2010 and 2009) and from January 1, 2011 to April 6, 2011, there were no disagreements with Meyers Norris Penny LLP on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.  There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-K, during the Company's two most recent fiscal years (ended December 31, 2010 and 2009) and from January 1, 2011 to the date of this Report, April 6, 2011.

            The Company provided Meyers Norris Penny LLP with a copy of the disclosures in this Form 8-K and requested that Meyers Norris Penny LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether Meyers Norris Penny LLP agrees with the Company's statements in this Item 4.01. A copy of Meyers Norris Penny LLP 's letter, dated April 12, 2011, in response to that request is filed as Exhibit 16.1 to this Form 8-K.

The Company anticipates entering into an engagement agreement with Holtz Rubenstein Reminick LLP in the near future and will file the required Current Report on Form 8-K concurrent with that event.

Item 9.01 Financial Statements and Exhibits.

Exhibits

16.1          Meyers Norris Penny LLP letter dated April 12, 2011 on change in certifying accountant.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUNICOM, INC.
Date: April 12, 2011	By:	/s/ WILLIAM TAN
William Tan
Chairman and President